SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2004

ABC Bancorp

(Exact name of registrant as specified in its charter)

Georgia	0-16181	58-1456434
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

24 2nd Avenue, S.E., Moultrie, Georgia	31768
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (229) 890-1111

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) – (b) Financial Statements and Pro Forma Financial Information. None.

(c) Exhibits.

99.1	Press release dated April 12, 2004.

Item 12. Results of Operations and Financial Condition.

On April 12, 2004, ABC Bancorp issued a press release announcing its estimated first quarter 2004 results. A copy of that press release is attached as Exhibit 99.1 to this Current Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

ABC BANCORP

By:	/s/ W. Edwin Lane, Jr.
W. Edwin Lane, Jr.,
Executive Vice President and
Chief Financial Officer

Dated: April 13, 2004

EXHIBIT INDEX

99.1	Press release dated April 12, 2004.